Goodwill And Other Intangible Assets (Schedule Of Estimated Future Amortization Expense For Core Deposits) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
2015	$ 652
2016	440
2017	386
2018	341
2019	303
Thereafter	675
Total	$ 2,797	$ 3,741	$ 2,069